Exhibit 99.1

IBM RELEASES THIRD QUARTER RESULTS

Revenue Growth in All Key Segments Led by Global Hybrid Cloud Adoption; Solid Cash Generation

ARMONK, N.Y., October 19, 2022 . . . IBM (NYSE: IBM) today announced third-quarter 2022 earnings results.

“IBM delivered strong revenue growth in the quarter, reflecting our continued focus on the execution of our strategy. Globally, clients view technology as an opportunity to enhance their business, which is evident in the results across our portfolio," said Arvind Krishna, IBM chairman and chief executive officer. "With our year-to-date performance, we now expect full-year revenue growth above our mid-single digit model.”

Third-Quarter Highlights

●	Revenue
─	Revenue of $14.1 billion, up 6 percent, up 15 percent at constant currency (about 5 points from sales to Kyndryl)
─	Software revenue up 7 percent, up 14 percent at constant currency (about 8 points from sales to Kyndryl)
─	Consulting revenue up 5 percent, up 16 percent at constant currency
─	Infrastructure revenue up 15 percent, up 23 percent at constant currency (about 9 points from sales to Kyndryl)
─	Hybrid cloud revenue, over the last 12 months, of $22.2 billion, up 15 percent, up 20 percent at constant currency
●	Cash Flow
─	On a consolidated basis, year to date, net cash from operating activities of $6.5 billion; free cash flow of $4.1 billion

	THIRD QUARTER 2022 INCOME STATEMENT SUMMARY
	GAAP results include impact of one-time, non-cash pension settlement charge*
						Pre-tax				Diluted
			Gross	Pre-tax		Income/(Loss)		Net		Earnings/(Loss)
	Revenue		Profit	Income/(Loss)		Margin		Income/(Loss)		Per Share
GAAP from Continuing Operations	$14.1B		$7.4B	$(4.5B)	*	(31.9)	%*	$(3.2B)	*	$(3.55)	*
Year/Year	6	%**	5%	NM	*	(38.0)	Pts*	NM	*	NM	*
Operating (Non-GAAP)			$7.6B	$2.0B		13.9%		$1.7B		$1.81
Year/Year			4%	23%		1.8	Pts	(1)%		(2)%

* GAAP results include the impact of a one-time, non-cash pension settlement charge of $5.9 billion ($4.4 billion net of tax) related to the transfer of a portion of the company’s U.S. defined benefit pension obligations and related plan assets to third party insurers, announced on September 13, 2022.

** 15% at constant currency

“Both our revenue growth and operating profit profile for the first three quarters of the year align to the investment thesis we outlined last fall," said James Kavanaugh, IBM senior vice president and chief financial officer. "Our portfolio mix, business fundamentals, strong recurring revenue stream and solid cash generation allow us to invest for continued growth and return value to shareholders through dividends.”

Segment Results for Third Quarter

●	Software (includes Hybrid Platform & Solutions, Transaction Processing)— revenues of $5.8 billion, up 7.5 percent, up 14.2 percent at constant currency (about 8 points from sales to Kyndryl):

- Hybrid Platform & Solutions up 2 percent, up 8 percent at constant currency (about 1.5 points from sales to Kyndryl):

-- Red Hat up 12 percent, up 18 percent at constant currency

-- Automation down 2 percent, up 3 percent at constant currency

-- Data & AI down 1 percent, up 4 percent at constant currency

-- Security down 1 percent, up 6 percent at constant currency

- Transaction Processing up 23 percent, up 33 percent at constant currency (about 26 points from sales to Kyndryl)

●	Consulting (includes Business Transformation, Technology Consulting and Application Operations)— revenues of $4.7 billion, up 5.4 percent, up 15.6 percent at constant currency:

- Business Transformation up 5 percent, up 14 percent at constant currency

- Technology Consulting up 6 percent, up 17 percent at constant currency

- Application Operations up 6 percent, up 17 percent at constant currency

●	Infrastructure (includes Hybrid Infrastructure, Infrastructure Support)— revenues of $3.4 billion, up 14.8 percent, up 23.1 percent at constant currency (about 9 points from sales to Kyndryl):

- Hybrid Infrastructure up 33 percent, up 41 percent at constant currency (about 11 points from sales to Kyndryl):

-- IBM z Systems up 88 percent, up 98 percent at constant currency

-- Distributed Infrastructure up 13 percent, up 21 percent at constant currency

- Infrastructure Support down 3 percent, up 5 percent at constant currency (about 7 points from sales to Kyndryl)

●	Financing (includes client and commercial financing)— revenues of $0.2 billion, down 5.7 percent, down 0.6 percent at constant currency

Cash Flow and Balance Sheet

On a consolidated basis, in the third quarter, the company generated net cash from operating activities of $1.9 billion or $1.2 billion excluding IBM Financing receivables. IBM’s free cash flow was $0.8 billion. The company returned $1.5 billion to shareholders in dividends in the third quarter.

On a consolidated basis, for the first nine months of the year, the company generated net cash from operating activities of $6.5 billion or $5.4 billion excluding IBM Financing receivables. IBM’s free cash flow was $4.1 billion, which includes cash impacts from the company’s structural actions initiated at the end of 2020.

IBM ended the third quarter with $9.7 billion of cash on hand (which includes marketable securities), up $2.2 billion from year-end 2021. Debt, including IBM Financing debt of $11.2 billion, totaled $50.9 billion, down $0.8 billion since the end of 2021.

Full-Year 2022 Expectations

●	Revenue Growth: The company now expects constant currency revenue growth above its mid-single digit model. The company continues to expect an additional contribution of approximately 3.5 points from sales to Kyndryl, concentrated in the first three quarters. At mid-October 2022 foreign exchange rates, currency is expected to be about a seven-point headwind.

●	Free Cash Flow: The company continues to expect about $10 billion in consolidated free cash flow.

Forward-Looking and Cautionary Statements

Except for the historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including, but not limited to, the following: a downturn in economic environment and client spending budgets; a failure of the company’s innovation initiatives; damage to the company’s reputation; risks from investing in growth opportunities; failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; the company’s ability to successfully manage acquisitions, alliances and dispositions, including integration challenges, failure to achieve objectives, the assumption of liabilities, and higher debt levels; fluctuations in financial results; impact of local legal, economic, political, health and other conditions; the company’s failure to meet growth and productivity objectives; ineffective internal controls; the company’s use of accounting estimates; impairment of the company’s goodwill or amortizable intangible assets; the company’s ability to attract and retain key employees and its reliance on critical skills; impacts of relationships with critical suppliers; product quality issues; impacts of business with government clients; reliance on third party distribution channels and ecosystems; cybersecurity and data privacy considerations; adverse effects related to climate change and environmental matters; tax matters; legal proceedings and investigatory risks; the company’s pension plans; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; potential failure of the separation of Kyndryl Holdings, Inc. to qualify for tax-free treatment; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Qs, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission or in materials incorporated therein by reference. Any forward-looking statement in this release speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements.

Presentation of Information in this Press Release

On November 3, 2021, IBM completed the separation of Kyndryl. Unless otherwise specified, results are presented on a continuing operations basis. All references to revenue impacts from sales to Kyndryl are incremental sales post-separation.

In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company has also disclosed in this press release the following non-GAAP information, which management believes provides useful information to investors:

IBM results —

●	adjusting for currency (i.e., at constant currency);
●	presenting operating (non-GAAP) earnings per share amounts and related income statement items;
●	consolidated free cash flow;
●	consolidated cash from operating activities excluding IBM Financing receivables.

The rationale for management’s use of these non-GAAP measures is included in Exhibit 99.2 in the Form 8-K that includes this press release and is being submitted today to the SEC.

Conference Call and Webcast

IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. EDT, today. The Webcast may be accessed via a link at https://www.ibm.com/investor/events/earnings-3q22. Presentation charts will be available shortly before the Webcast.

Financial Results Below (certain amounts may not add due to use of rounded numbers; percentages presented are calculated from the underlying whole-dollar amounts).

Contact:	IBM
Sarah Meron, 347-891-1770
sarah.meron@ibm.com

Tim Davidson, 914-844-7847
tfdavids@us.ibm.com

INTERNATIONAL BUSINESS MACHINES CORPORATION

COMPARATIVE FINANCIAL RESULTS

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022*	2021**	2022*	2021**
REVENUE
Software	$5,811	$5,406	$17,749	$16,339
Consulting	4,700	4,457	14,337	13,098
Infrastructure	3,352	2,921	10,805	9,774
Financing	174	184	474	601
Other	70	282	475	844
TOTAL REVENUE	14,107	13,251	43,840	40,656

GROSS PROFIT	7,430	7,106	23,055	21,985

GROSS PROFIT MARGIN
Software	79.0%	78.6%	79.0%	78.7%
Consulting	26.0%	29.5%	24.8%	28.3%
Infrastructure	50.8%	52.8%	51.9%	55.6%
Financing	32.8%	28.7%	35.1%	31.5%

TOTAL GROSS PROFIT MARGIN	52.7%	53.6%	52.6%	54.1%

EXPENSE AND OTHER INCOME
S,G&A	4,391	4,306	13,843	13,842
R,D&E	1,611	1,606	4,963	4,863
Intellectual property and custom development income	(121)	(153)	(418)	(431)
Other (income) and expense	5,755	244	5,921	891
Interest expense	295	290	903	852
TOTAL EXPENSE AND OTHER INCOME	11,931	6,293	25,212	20,017

INCOME/(LOSS) FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	(4,501)	813	(2,156)	1,968
Pre-tax margin	(31.9)%	6.1%	(4.9)%	4.8%
Provision for/(Benefit from) income taxes	(1,287)	(224)	(1,070)	(282)
Effective tax rate	28.6%	(27.6)%	49.6%	(14.4)%

INCOME/(LOSS) FROM CONTINUING OPERATIONS	$(3,214)	$1,037	$(1,087)	$2,250

DISCONTINUED OPERATIONS
Income from discontinued operations, net of taxes	18	93	16	1,160

NET INCOME/(LOSS)	$(3,196)	$1,130	$(1,071)	$3,410

EARNINGS/(LOSS) PER SHARE OF COMMON STOCK
Assuming Dilution
Continuing Operations	$(3.55)	$1.14	$(1.21)	$2.49
Discontinued Operations	$0.02	$0.10	$0.02	$1.28
TOTAL	$(3.54)	$1.25	$(1.19)	$3.77

Basic
Continuing Operations	$(3.55)	$1.16	$(1.21)	$2.51
Discontinued Operations	$0.02	$0.10	$0.02	$1.30
TOTAL	$(3.54)	$1.26	$(1.19)	$3.81

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (M’s)
Assuming Dilution	904.1	906.0	901.6	904.0
Basic	904.1	897.1	901.6	895.3

* Includes a one-time, non-cash pension settlement charge of $5.9 billion ($4.4 billion net of tax).

** Recast to conform with 2022 presentation.

INTERNATIONAL BUSINESS MACHINES CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

	At	At
	September 30,	December 31,
(Dollars in Millions)	2022	2021
ASSETS:
Current Assets:
Cash and cash equivalents	$7,816	$6,650
Restricted cash	159	307
Marketable securities	1,753	600
Notes and accounts receivable - trade, net	5,526	6,754
Short-term financing receivables, net	6,676	8,014
Other accounts receivable, net	902	1,002
Inventories	1,794	1,649
Deferred costs	921	1,097
Prepaid expenses and other current assets	3,452	3,466
Total Current Assets	28,999	29,539

Property, plant and equipment, net	5,150	5,694
Operating right-of-use assets, net	2,740	3,222
Long-term financing receivables, net	4,781	5,425
Prepaid pension assets	9,695	9,850
Deferred costs	818	924
Deferred taxes	6,868	7,370
Goodwill	54,218	55,643
Intangibles, net	10,967	12,511
Investments and sundry assets	1,614	1,823
Total Assets	$125,850	$132,001

LIABILITIES:
Current Liabilities:
Taxes	$1,667	$2,289
Short-term debt	5,937	6,787
Accounts payable	3,806	3,955
Deferred income	11,139	12,518
Operating lease liabilities	844	974
Other liabilities	7,072	7,097
Total Current Liabilities	30,466	33,619

Long-term debt	44,942	44,917
Retirement related obligations	11,760	14,435
Deferred income	3,018	3,577
Operating lease liabilities	2,103	2,462
Other liabilities	13,413	13,996
Total Liabilities	105,703	113,005

EQUITY:
IBM Stockholders’ Equity:
Common stock	58,117	57,319
Retained earnings	148,611	154,209
Treasury stock — at cost	(169,514)	(169,392)
Accumulated other comprehensive income/(loss)	(17,138)	(23,234)
Total IBM Stockholders’ Equity	20,076	18,901

Noncontrolling interests	71	95
Total Equity	20,147	18,996

Total Liabilities and Equity	$125,850	$132,001

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW ANALYSIS

(Unaudited)

					Trailing Twelve
	Three Months Ended		Nine Months Ended		Months Ended
	September 30,		September 30,		September 30,
(Dollars in Millions)	2022	2021	2022	2021	2022
Consolidated Net Cash from Operations per GAAP	$1,901	$2,713	$6,470	$10,252	$9,014

Less: change in IBM Financing receivables	704	1,472	1,071	5,235	(257)
Capital Expenditures, net	(445)	(638)	(1,317)	(1,855)	(1,843)

Consolidated Free Cash Flow	752	603	4,082	3,162	7,428

Acquisitions	(62)	(152)	(1,020)	(3,018)	(1,295)
Divestitures	3	51	1,271	26	1,359
Dividends	(1,491)	(1,471)	(4,454)	(4,395)	(5,927)
Non-Financing Debt	2,946	1,187	4,686	(1,143)	4,638
Other (includes IBM Financing net receivables and debt)	(198)	22	(2,395)	(500)	(4,881)

Change in Cash, Cash Equivalents, Restricted Cash and Short-term Marketable Securities*	$1,950	$241	$2,171	$(5,868)	$1,322

* Cash flows are presented on a consolidated basis.

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in Millions)	2022	2021	2022	2021
Net Income/(Loss) from Operations	$(3,196)	$1,130	$(1,071)	$3,410
Pension Settlement Charge	5,894	-	5,894	-
Depreciation/Amortization of Intangibles	1,163	1,684	3,665	5,036
Stock-based Compensation	251	262	739	719
Working Capital / Other	(2,914)	(1,834)	(3,827)	(4,147)
IBM Financing A/R	704	1,472	1,071	5,235
Net Cash Provided by Operating Activities	$1,901	$2,713	$6,470	$10,252

Capital Expenditures, net of payments & proceeds	(445)	(638)	(1,317)	(1,855)
Divestitures, net of cash transferred	3	51	1,271	26
Acquisitions, net of cash acquired	(62)	(152)	(1,020)	(3,018)
Marketable Securities / Other Investments, net	(1,193)	109	(1,818)	(453)
Net Cash Provided by/(Used in) Investing Activities	$(1,697)	$(629)	$(2,883)	$(5,300)

Debt, net of payments & proceeds	2,138	(287)	2,572	(6,086)
Dividends	(1,491)	(1,471)	(4,454)	(4,395)
Financing - Other	67	9	(223)	(181)
Net Cash Provided by/(Used in) Financing Activities	$714	$(1,748)	$(2,106)	$(10,662)

Effect of Exchange Rate changes on Cash	(197)	(94)	(463)	(159)
Net Change in Cash, Cash Equivalents and Restricted Cash*	$721	$241	$1,018	$(5,868)

* Cash flows are presented on a consolidated basis.

INTERNATIONAL BUSINESS MACHINES CORPORATION

SEGMENT DATA

(Unaudited)

	Three Months Ended September 30, 2022

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$5,811	$4,700	$3,352	$174
Pre-tax Income/(Loss) from Continuing Operations	$1,306	$462	$280	$79
Pre-tax Margin	22.5%	9.8%	8.3%	45.4%
Change YTY Revenue	7.5%	5.4%	14.8%	(5.7)%
Change YTY Revenue - constant currency	14.2%	15.6%	23.1%	(0.6)%

	Three Months Ended September 30, 2021*

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$5,406	$4,457	$2,921	$184
Pre-tax Income/(Loss) from Continuing Operations	$990	$466	$209	$132
Pre-tax Margin	18.3%	10.5%	7.1%	71.7%

* Recast to conform with 2022 presentation.

	Nine Months Ended September 30, 2022

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$17,749	$14,337	$10,805	$474
Pre-tax Income/(Loss) from Continuing Operations	$3,816	$1,154	$1,236	$265
Pre-tax Margin	21.5%	8.0%	11.4%	55.9%
Change YTY Revenue	8.6%	9.5%	10.6%	(21.2)%
Change YTY Revenue - constant currency	13.7%	16.9%	16.3%	(17.9)%

	Nine Months Ended September 30, 2021*

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$16,339	$13,098	$9,774	$601
Pre-tax Income/(Loss) from Continuing Operations	$2,707	$1,013	$989	$362
Pre-tax Margin	16.6%	7.7%	10.1%	60.1%

* Recast to conform with 2022 presentation.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended September 30, 2022
	Continuing Operations
		Acquisition-		Retirement-		Tax		Kyndryl-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments* (2)		Impacts		Impacts (3)		(Non-GAAP)
Gross Profit	$7,430	$165		$—		$—		$—		$7,595
Gross Profit Margin	52.7%	1.2	pts.	—	pts.	—	pts.	—	pts.	53.8%
S,G&A	$4,391	$(253)		$—		$—		$(0)		$4,138
Other (Income) & Expense	5,755	(1)		(6,062)		—		14		(293)
Total Expense & Other (Income)	11,931	(253)		(6,062)		—		14		5,630
Pre-tax Income/(Loss) from Continuing Operations	(4,501)	418		6,062		—		(14)		1,965
Pre-tax Income/(Loss) Margin from Continuing Operations	(31.9)%	3.0	pts.	43.0	pts.	—	pts.	(0.1)	pts.	13.9%
Provision for/(Benefit from) Income Taxes (4)	$(1,287)	$103		$1,495		$—		$—		$312
Effective Tax Rate	28.6%	(0.8)	pts.	(12.1)	pts.	—	pts.	0.2	pts.	15.9%
Income/(Loss) from Continuing Operations	$(3,214)	$315		$4,566		$—		$(14)		$1,653
Income/(Loss) Margin from Continuing Operations	(22.8)%	2.2	pts.	32.4	pts.	—	pts.	(0.1)	pts.	11.7%
Diluted Earnings/(Loss) Per Share: Continuing Operations **	$(3.55)	$0.35		$5.05		$—		$(0.02)		$1.81

*   Includes a one-time, non-cash, pre-tax pension settlement charge of $5.9 billion ($4.4 billion net of tax).

** Operating (non-GAAP) earnings per share was calculated using 912.8 million shares, which includes 8.8 million dilutive potential shares under our stock-based compensation plans and contingently issuable shares. Due to the GAAP net loss for the three months ended September 30, 2022, these dilutive potential shares were excluded from the GAAP loss per share calculation as the effect would have been antidilutive. The difference in share count resulted in an additional ($0.02) reconciling item.

	Three Months Ended September 30, 2021
	Continuing Operations
		Acquisition-		Retirement-		Tax		Kyndryl-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments (2)		Impacts		Impacts (3)		(Non-GAAP)
Gross Profit	$7,106	$183		$—		$—		$—		$7,290
Gross Profit Margin	53.6%	1.4	pts.	—	pts.	—	pts.	—	pts.	55.0%
S,G&A	$4,306	$(288)		$—		$—		$—		$4,018
Other (Income) & Expense	244	(1)		(318)		—		—		(74)
Total Expense & Other (Income)	6,293	(289)		(318)		—		—		5,687
Pre-tax Income/(Loss) from Continuing Operations	813	472		318		—		—		1,603
Pre-tax Income/(Loss) Margin from Continuing Operations	6.1%	3.6	pts.	2.4	pts.	—	pts.	—	pts.	12.1%
Provision for/(Benefit from) Income Taxes (4)	$(224)	$102		$55		$—		$—		$(67)
Effective Tax Rate	(27.6)%	14.5	pts.	8.9	pts.	—	pts.	—	pts.	(4.2)%
Income/(Loss) from Continuing Operations	$1,037	$370		$262		$—		$—		$1,670
Income/(Loss) Margin from Continuing Operations	7.8%	2.8	pts.	2.0	pts.	—	pts.	—	pts.	12.6%
Diluted Earnings/(Loss) Per Share: Continuing Operations	$1.14	$0.41		$0.29		$—		$—		$1.84

(1)  Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.

(2)  Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.

(3) Primarily relates to the realized gain/(loss) and unrealized fair value changes in Kyndryl common stock and the related cash-settled swap.

(4)  Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	Nine Months Ended September 30, 2022
	Continuing Operations
		Acquisition-		Retirement-		Tax		Kyndryl-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments* (2)		Impacts		Impacts (3)		(Non-GAAP)
Gross Profit	$23,055	$526		$—		$—		$—		$23,582
Gross Profit Margin	52.6%	1.2	pts.	—	pts.	—	pts.	—	pts.	53.8%
S,G&A	$13,843	$(818)		$—		$—		$(0)		$13,025
Other (Income) & Expense	5,921	(2)		(6,455)		—		(353)		(889)
Total Expense & Other (Income)	25,212	(820)		(6,455)		—		(353)		17,584
Pre-tax Income/(Loss) from Continuing Operations	(2,156)	1,346		6,455		—		353		5,998
Pre-tax Income/(Loss) Margin from Continuing Operations	(4.9)%	3.1	pts.	14.7	pts.	—	pts.	0.8	pts.	13.7%
Provision for/(Benefit from) Income Taxes (4)	$(1,070)	$327		$1,599		$112		$—		$969
Effective Tax Rate	49.6%	(5.7)	pts.	(26.7)	pts.	1.9	pts.	(2.9)	pts.	16.1%
Income/(Loss) from Continuing Operations	$(1,087)	$1,019		$4,856		$(112)		$353		$5,029
Income/(Loss) Margin from Continuing Operations	(2.5)%	2.3	pts.	11.1	pts.	(0.3)	pts.	0.8	pts.	11.5%
Diluted Earnings/(Loss) Per Share: Continuing Operations **	$(1.21)	$1.13		$5.39		$(0.12)		$0.39		$5.52

*  Includes a one-time, non-cash, pre-tax pension settlement charge of $5.9 billion ($4.4 billion net of tax).

** Operating (non-GAAP) earnings per share was calculated using 911.1 million shares, which includes 9.4 million dilutive potential shares under our stock-based compensation plans and contingently issuable shares. Due to the GAAP net loss for the nine months ended September 30, 2022, these dilutive potential shares were excluded from the GAAP loss per share calculation as the effect would have been antidilutive. The difference in share count resulted in an additional ($0.06) reconciling item.

	Nine Months Ended September 30, 2021
	Continuing Operations
		Acquisition-		Retirement-		Tax		Kyndryl-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments (2)		Impacts		Impacts (3)		(Non-GAAP)
Gross Profit	$21,985	$537		$—		$—		$—		$22,522
Gross Profit Margin	54.1%	1.3	pts.	—	pts.	—	pts.	—	pts.	55.4%
S,G&A	$13,842	$(870)		$—		$—		$—		$12,972
Other (Income) & Expense	891	(2)		(967)		—		—		(77)
Total Expense & Other (Income)	20,017	(872)		(967)		—		—		18,179
Pre-tax Income/(Loss) from Continuing Operations	1,968	1,409		967		—		—		4,343
Pre-tax Income/(Loss) Margin from Continuing Operations	4.8%	3.5	pts.	2.4	pts.	—	pts.	—	pts.	10.7%
Provision for/(Benefit from) Income Taxes (4)	$(282)	$340		$141		$6		$—		$204
Effective Tax Rate	(14.4)%	12.5	pts.	6.5	pts.	0.1	pts.	—	pts.	4.7%
Income/(Loss) from Continuing Operations	$2,250	$1,069		$825		$(6)		$—		$4,139
Income/(Loss) Margin from Continuing Operations	5.5%	2.6	pts.	2.0	pts.	(0.0)	pts.	—	pts.	10.2%
Diluted Earnings/(Loss) Per Share: Continuing Operations	$2.49	$1.18		$0.91		$(0.01)		$—		$4.58

(1)  Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.

(2)  Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.

(3) Primarily relates to the realized gain/(loss) and unrealized fair value changes in Kyndryl common stock and the related cash-settled swap.

(4)  Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.